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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    DECEMBER 28, 2005

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
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               (Exact Name of Registrant as Specified in Charter)

         MARYLAND                      0-14458                   52-1365317
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                55 BEATTIE PLACE
                              POST OFFICE BOX 1089
                        GREENVILLE, SOUTH CAROLINA 29602
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 239-1000

              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         On December 28, 2005, National Housing Partnership Realty Fund Two (the Partnership") issued a press release announcing that the general partner had extended the expiration date of the Consent Solicitation Statement, dated November 22, 2005, as supplemented, to 5:00 p.m., New York City time, on December 30, 2005. The consent solicitation was previously scheduled to expire at midnight, New York City time, on December 28, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits:

    Exhibit No.            Description

    99.1                   Press Release dated December 28, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2005

                              NATIONAL HOUSING PARTNERSHIP
                              REALTY FUND TWO

                              By: The National Housing Partnership,
                                  its sole General Partner

                                  By:  National Corporation for Housing
                                       Partnerships, its sole General Partner

                                       By: /s/ Martha Long
                                          ------------------------------------
                                           Name:  Martha Long
                                           Title: Senior Vice President





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                                INDEX TO EXHIBITS

    Exhibit No.            Description

    99.1                   Press Release dated December 28, 2005.